D I V E R S I F I E D C O N S U M E R F I N A N C I A L S E R V I C E S C O M P A N Y B U S I N E S S U P D A T E

NON-GAAP MEASURES 2 We use Adjusted Net Income (a non-GAAP financial measure) and as a measure of our results from operations, which we define as our net income (loss) under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes and for our Structured Settlement and Annuity Purchasing segment amounts related to the consolidation of the securitization and permanent financing trusts we use to finance the segment’s business. We use Adjusted Net Income (Loss) to measure our overall performance because we believe it represents the best measure of our operating performance, as the operations of the associated variable interest entities do not impact the Structured Settlement and Annuity Purchasing segment’s performance. In addition, the add-backs described above are consistent with adjustments permitted under our Term Loan agreement. We also use the non-GAAP measures of Total Adjusted Revenue and adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the loss on swap termination, net (“Spread Revenue”), as measures of our revenues, which we define as those measures under U.S. GAAP before the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our business. We use these measures to measure our revenues because we believe they represent better measures of our revenues, as the operations of these variable interest entities do not impact business performance. Additionally, we have begun to use Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) to also measure our overall performance, which we as define our net income (loss) under U.S. GAAP before non-cash compensation expenses, Term Loan interest expense, debt issuance expense, depreciation and amortization, certain other expenses, provision for or benefit from income taxes and for our Structured Settlement and Annuity Purchasing segment amounts related to the consolidation of the securitization and permanent financing trusts we use to finance the segment’s business. You should not consider Adjusted Net Income, Total Adjusted Revenue, Spread Revenue, or EBITDA in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net Income, Total Adjusted Revenue, Spread Revenue and EBITDA may not be comparable to other similarly titled measures of other companies. A reconciliation of QTD Net Income (Loss) to Adjusted Net Income and EBITDA, which includes line items for Total Adjusted Revenue and Spread Revenue for the historical periods included in the year December 31, 2014 and the nine months ended September 30, 2015 are included as Exhibits to this presentation.

SAFE HARBOR Certain statements in this document constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects,” or “does expect,” “budget,” “forecasts,” “ant icipates,” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and our form 10-Q for the period ending September 30, 2015, these risks and uncertainties include, among other things: the effects of local and national economic, credit and capital market conditions on the economy in general and on the mortgage industry in particular, and the effects of interest rates; future opportunities of the combined company; our anticipated needs for working capital; our ability to implement our business strategy; our ability to continue to purchase structured settlement payments and other assets; the compression of the yield spread between the price we pay for and the price at which we sell assets due to changes in interest rates and/or other factors; changes in tax or accounting policies or changes in interpretation of those policies as applicable to our business; changes in current tax law relating to the tax treatment of structured settlements; our ability to complete future securitizations or other financings on beneficial terms; our dependence on the opinions of certain rating agencies; our dependence on outside parties to conduct our transactions including the court system, insurance companies, outside counsel, delivery services and notaries; our ability to remain in compliance with the terms of our substantial indebtedness; changes in existing state laws governing the transfer of structured settlement payments or the interpretation thereof; availability of or increases in the cost of our financing sources relative to our purchase discount rate; changes to state or federal, licensing and regulatory regimes; unfavorable press reports about our business model; our dependence on the effectiveness of our direct response marketing; adverse judicial developments; our ability to successfully enter new lines of business and broaden the scope of our business; potential litigation and regulatory proceedings; changes in our expectations regarding the likelihood, timing or terms of any potential acquisitions described herein; the lack of an established market for the subordinated interest in the receivables that we retain after a securitization is executed; the impact of the Consumer Financial Protection Bureau inquiry and any findings or regulations it issues as related to us, our industries, or products in general; our dependence on a small number of key personnel; our exposure to underwriting risk; our access to personally identifiable confidential information of current and prospective customers and the improper use or failure to protect that information; our computer systems being subject to security and privacy breaches; the public disclosure of the identities of structured settlement holders; our business model being susceptible to litigation; the insolvency of a material number of structured settlement issuers; and infringement of our trademarks or service marks; our ability to integrate the Home Lending business, and the costs associated with such integration; adverse changes in the residential mortgage market; our ability to maintain sufficient capital to meet the financing requirements of our business; our ability to grow our loan originations volume; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; increases in delinquencies and defaults for the loans we service, especially in geographic areas where our loans are concentrated; changes in prepayments rates; changes in, and our ability to comply with, federal, state and local laws and regulations governing us; change in the guidelines of government-sponsored entities or any discontinuation of, or significant reduction in, the operation of government- sponsored entities; our ability to maintain our state licenses or obtain new licenses in new markets; our ability to originate and/or acquire additional mortgage servicing rights; the accuracy of the estimates and assumptions of our financial models; our ability to recapture loans from borrowers who refinance; potential misrepresentations by borrowers, counterparties and other third-parties; costs and potential liabilities resulting from state or federal examinations, legal proceedings, enforcement actions and foreclosure proceedings; changes in government mortgage modification programs; our ability to obtain adequate insurance; indemnification obligations to mortgage loan purchasers; our ability to timely recover servicing advances; illiquidity in our portfolio; challenges to the MERS system; technology failures; our ability to satisfy our financial covenants with our lenders; and our ability to successfully compete in the mortgage industry and real estate services business. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law. 3

COMPANY OVERVIEW

A diversified consumer financial services company leveraging a distinct set of capabilities to extend our reach to consumers in search of “CASH NOW” THE J.G. WENTWORTH COMPANY® PRODUCT OFFERINGS 1. Payment Purchasing  Structured Settlement  Annuity & Lottery 2. Home Lending 3. Personal Lending – early stages 4. Prepaid – early stages CAPABILITIES 5 1. Strong Brand 2. Direct to Consumer 3. Funding Platforms 4. Digital & Information Management

Overall Company  Become more customer-centric through data, information and processes  Drive operational scale and efficiency  Continue to incubate new product lines (Personal Lending and Prepaid Cards)  Maintain access to cash through capital markets execution  Focus on profitability Structure Settlement Payment Purchasing  Re-align performance and focus on profitability  Reset the marketing and operational spend to appropriate levels  Implement further specialization of roles and processes Home Lending  Position Home Lending for profitable growth  Launch direct to consumer channel BUSINESS STRATEGY 6 Continue to evolve as a diversified consumer financial services company…

S T R U C T U R E D S E T T L E M E N T P A Y M E N T P U R C H A S I N G

STRUCTURED SETTLEMENT PAYMENT PURCHASING  Industry leader  Well recognized brand  Strong infrastructure  Direct-to-Consumer Originator  Strong Regulatory Compliance Discipline  Nationwide Capabilities  Completed 43 Securitizations > $5 Billion  A large database of customers and prospects 8 “Money!” “A respectable financial company that has been in business for a long time.” “It's your money, use it when you need it!” Quotes Source: J.G. Wentworth Q4’14 Brand Health Tracker (conducted by Horizon Media with Toluna’s consumer panel)

9 STRUCTURED SETTLEMENT DYNAMICS  Present Challenges  Highly competitive market  Niche financial services product with modest growth of the general market  Rising cost of funds / rate volatility impacts securitization & asset valuations  Challenging conditions continue into Q4 2015  Traditional Approach  Mix of marketing spend heavy on television (broad reach; one to many)  Securitization platform three times a year  Selective specialization in the payment purchasing process Targeted improvements to marketing, customer acquisition, operating and funding processes

A TARGETED APPROACH FOR THE FUTURE… 10  Enhance customer retention and loyalty strategies to improve conversion rates  Transition to one to one digital marketing execution  MediaCom USA  Further strengthen digital, information & data to enhance marketing capabilities  Improve lead acquisition costs  Improve efficiency and productivity to drive $12 - $15 million in savings for 2016  Reduction of marketing expense approximately 20% from historical levels  Corporate initiatives, staffing realignment and cost synergies  Re-organizing production activities with a focus on specialization  Capitalize on process improvement opportunities  Leverage capital markets strength / reduce interest rate sensitivity  Enhance access to capital markets  Continue to build depth of investors  More frequent securitizations in 2016  Implement Structured Settlement receivables risk management process

TRANSFORMING OUR OPERATING CAPABILITIES Standardization of process and structure Automation Utilize data and analytics Performance management and capability building New Organization Design “Specialization” Process Management “Customer Focus” Metrics & Measurements “Drive Performance”  Engaged leading 3rd party management consulting firm  Developed a set of prioritized initiatives to increase efficiencies 11

SUMMARY 12  Implement new marketing strategies and maximize spend effectiveness  Improve conversion rates from new and existing customers  Customer focused process improvement  Pursue loyalty and retention strategies as a differentiator along the customer journey  Increase operational efficiency and effectiveness  Enhanced specialization activities of staff and deal pipeline  Utilize deeper insights and metrics to manage the payment purchasing process The goal is to drive increased performance while improving results

H O M E L E N D I N G

EXPANSION INTO MORTGAGE INDUSTRY

- Acquired WestStar in Q3 of 2015, including 2 months results in Q3
- Accretive in 2015
- Originates Conventional, VA and FHA loans, with average balance of ~$250,000
- Operates in 39 states and District of Columbia (top three states: VA, CA, TX)
- Recognized for customer service and customer satisfaction
  - ✓ Costco Mortgage Services' 2013 Operational Excellence Award
  - ✓ 2014 Costco Lender of the Year Award
  - ✓ 95% consumer satisfaction rating, based on recent ***Lending Tree*** survey


LARGE MARKET
NEW DIRECT CHANNEL
PRODUCT MIX
LIMITED BALANCE SHEET RISK
GAIN SHARE
HOME LENDING

J.G.WENTWORTH
HOME LENDING

14

DIVERSE DISTRIBUTION AND PRODUCT MIX 0% 10% 20% 30% 40% 50% 60% 70% 80% 2014 2015 YTD 42% 30% 58% 70% Purchase vs. Refinance Purchases Refinances Operating model can pivot from Refinance to Purchase based on market dynamics and consumer demand 15 $1.7B $1.5B $1.7B $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 2013 2014 2015 YTD Distributed Retail Affiliates Originations by Channel Note: WestStar Mortgage, Inc. acquisition completed on 7/31/2015 YTD through 9/30/2015 0% 10% 20% 30% 40% 50% 60% 2014 2015 YTD 54% 46% 43% 52% 3% 2% Product Type Government Conventional Others

16 NEW HOME LENDING DIVISION HOME LENDING METRICS* Q1 Q2 Q3 YTD (3 Quarter) Closed Originations 2014 $237M $367M $396M $1B Closed Originations 2015 $554M $630M $522M (3 months)*** $353M (2 months)*** $1.7B YOY Growth Rate 133% 72% 32% 71% Adjusted Net Income 2014 $1.7M $4.7M $3.3M $9.6M Adjusted Net Income 2015 $4.5M $6.5M $4.5M (3months)** $2.0M ( 2months)*** $15.6M $13.1M YOY Growth Rate 165% 41% 36% 61% *Unaudited results for time periods prior to acquisition closing date of 7/31/2015 **Pro forma and does not include acquisition related costs and other one time expenses ***For the two months (August and September) Home Lending reported  Grow Adjusted Net Income and cash flows in existing channels  Affiliates  Distributed Retail  Build out the direct to consumer channel  Positioning Home Lending for growth  Production staff, software integrations, facility expansion  Mortgage industry is seasonal & rate sensitive

17 HOME LENDING GROWTH PLAN STRATEGY • Maximize affiliate channels (Costco, Lending Club, etc.) • Standardize distributed retail model Traditional Customer Acquisition New Channel for Acquisition • Target existing book of business • Proactive and enhanced customer relationship management Customer Retention • Evolve data / analytical models • On-going process improvement to reduce costs • Utilize technology to streamline the fulfillment process Operational Efficiencies Position Home Lending for long term profitable growth… • Build out direct to consumer channel • Enhance marketing by adding new channels (e.g. web search)

P E R S O N A L L E N D I N G & P R E P A I D C A R D S

19 PROGRESS ON ADDITIONAL PRODUCT EXPANSION ADJACENT CONSUMER SEGMENT NO CONSUMER CREDIT RISK RELATIONSHIP MODEL OPPORTUNITY TO GAIN SHARE NO BALANCE SHEET RISK PERSONAL LENDING  Existing relationships  Avant  Lending Club  LendUp  No balance sheet risk: lead generation  Evaluating additional relationships to further test broader customer needs  Application to Structured Settlements  Pursuing incentive category  Innovation opportunities and new use cases Personal Lending Prepaid Cards

 Re-align the Structured Settlement Business  Grow J.G. Wentworth Home Lending  Continue to incubate Personal Lending and Prepaid Cards  Drive operational improvements resulting in increased productivity and efficiency while lowering cost structure  Relentless focus on metrics and measurement to drive performance results  Focus on cash generation SUMMARY 20 Address short term challenges with balanced focus on long term growth

F I N A N C I A L S

PRO FORMA COMPANY ANI AND EBITDA RESULTS(1)

$ Millions	Q1 '14	Q2 '14	Q3 '14	Q4 '14	FY 14	Q1 '15	Q2 '15	Q3 '15	YTD (Sep) 15	YTD (Sep) 14
Structure Settlements TRB	$261	$288	$263	$266	$1,078	$261	$263	$240	$764	$812
Home Lending Funded Originations	$237	$367	$396	$553	$1,553	$554	$630	$522	$1,706	$1,000
Structure Settlements	$63	$69	$63	$64	$259	$62	$49	$54	$166	$195
Home Lending*	$11	$16	$15	$19	$62	$19	$23	$18	$61	$42
Total Revenues	**$74**	**$85**	**$78**	**$83**	**$321**	**$82**	**$72**	**$73**	**$227**	**$238**
Structure Settlements**	$53	$52	$56	$55	$215	$54	$52	$51	$157	$161
Home Lending***	$9	$12	$12	$14	$46	$15	$16	$14	$45	$33
Total Expenses	**$62**	**$64**	**$68**	**$68**	**$262**	**$69**	**$68**	**$65**	**$202**	**$193**
Structure Settlements	$10	$17	$7	$9	$44	$8	-$2	$3	$9	$35
Home Lending	$2	$5	$3	$6	$15	$5	$7	$5	$16	$10
Total ANI	**$12**	**$22**	**$10**	**$15**	**$59**	**$13**	**$4**	**$8**	**$25**	**$44**
Structure Settlements	$24	$28	$21	$23	$97	$22	$9	$19	$49	$74
Home Lending	$2	$5	$3	$6	$16	$5	$7	$5	$16	$10
EBITDA****	**$26**	**$33**	**$25**	**$29**	**$113**	**$27**	**$15**	**$23**	**$65**	**$84**

*Revenues presented are management's view, are for comparison purposes only, and are different than the revenues included in our public financial statements.

**Includes Term Loan and other corporate expenses

***One time expenses excluded from Q3 Home Lending Results

****EBITDA as defined in our term loan agreement. Reconciliations of GAAP Net Income to ANI and EBITDA are included at the end of this presentation.

- Home Lending for comparison purpose only. Not included in JGW results until Aug 1st 2015

(1) See slide 2 related to Non-GAAP Measures; Unaudited combined results for periods presented; Pro forma and does not include acquisition related costs and other one time expenses.
Note: Certain subtotals/totals may not foot or cross-foot due to rounding.

22

23 POTENTIAL IMPACT OF INTEREST RATES  Based on 2015-3 Securitization FV rates increased to 4.96% from 4.53% as of 9/30  Balance sheet is revalued using a calculated Fair Value Rate at the end of each quarter  Fair Value Rate includes Residual cash flows discounted at residual fair value vs. coupon rate  All assets securitized in 2015-3 originated on or before 9/30 were marked at 4.53%  Calculated Impact of cost of funding change in Q4 2015  Sensitivity changes based on WAL, rates, & notional  Impact of funding costs on Q4 revenue is ($2.9M) which excludes mark-to-mark of remaining TRB in the quarter  Hypothetical impact from the cost of funds on assets originated after 9/30  Example shows $100 Million TRB  WAL of 13.7 years  Rate movement from 4.96% to 4.53% Actual Actual 2015-3 Q3'15 Deal Discount Rate 4.46% N/A FV Rate 4.96% 4.53%* *Estimated using Securitization rate market inputs Example (Millions) Total Receivable Balance (TRB) $100.0 WAL 13.7 NPV @ 9/30/2015 rate at 4.53% $58.6 NPV @ 2015-3 rate 4.96% $56.1 Impact on rate change for $100MM ($2.5) Interest Rate impact Assets to be securitized as of 9/30 (Millions) $82.8 Sensitivity to a Basis Point (bp) change $68,000 BPS Change in COF from 9/30/2015 to 2015-3 43bp Impact of cost of funds from Q4 to Q3 securitized assets (Millions) ($2.92)

 Maintain adequate liquidity (balances as of 11/30/2015)  Total cash balance* - $72.8 Million: includes Home Lending Cash of $7.6M  Manage adequate and cost efficient warehouse lines  Term Loan and debt service  Annual term loan cash interest expense of ~$30M  Expense management  Continue aggressive cost reduction  Invest in the business CAPITAL STRUCTURE PRIORITIES 24 * Unaudited preliminary cash balance

CONSOLIDATED CASH BALANCES 25  Structured Settlement Business Cash is received upon each securitization; warehouse facilities are paid off at that time  October 2nd, 2015 the company closed the 2015-2 Prefunding  November 23rd, 2015 closed the 2015-3 Securitization (No Prefunding)  Company will continue securitization program with next issuance expected in Q1 2016  Company uses cash for working capital requirements which include debt service and expenses between securitizations  Residual financing generally provides us with the capacity to generate approximately $15M of cash annually * Unaudited preliminary cash balance; does not include assets to be financed Cash Balance 2015-2 Prefunding Proceeds Cash Balance 2015-3 No Prefunding Proceeds Cash Balance* 9/30/2015 10/2/2015 10/31/2015 11/23/2015 11/30/2015 Home Lending $6,497 $7,873 $7,615 Structured Settlement $29,200 $45,177 $65,206 Total Cash Balance $35,697 $20,879 $53,050 $32,423 $72,821

STRUCTURED SETTLEMENT EXPENSE MANAGEMENT

- Continue progress on expense discipline

ANI Expense	Full Year 2014*	YTD (Sep) 2014*	YTD (Sep) 2015**	Better / (Worse)
Marketing and Advertising	$68,489	$52,341	$47,799	$4,542
Interest Expense	$57,891	$43,083	$44,052	($969)
Salaries and Related Cost	**$36,762**	**$27,234**	**$27,247**	($13)
General and Administrative	**$18,315**	**$13,707**	**$13,682**	$25
Professional and Consulting Fees	**$16,221**	**$11,954**	**$11,760**	$194
Debt Issuance	$8,683	$5,956	$5,092	$864
Bad Debt Expense	$4,806	$3,273	$4,168	($895)
Depreciation and Amortization	$4,168	$3,163	$2,917	$246
Other Expenses	$69	$0	$0	$0
Total Stuctured Settlement Expenses	**$215,404**	**$160,711**	**$156,717**	**$3,994**

*Per the respective periods' press release reconciliation of Net Income to Adjusted schedule

** Recalculated as follows: Consolidated YTD ANI Expense per Schedule F included in the 9/30/15 Press Release less Home Lending Segment's YTD expense per the 9/30/15 MD&A.

- Marketing & Advertising continue to be optimized
- Interest Expense increased primarily due to incremental Residual financing
  - ✓ Residual Term Debt of $133M: Sept YTD $6.0M (7.25%)
  - ✓ Term Loan of $450M: Sept YTD $30.2M (7.00%)
  - ✓ Other Interest Expense: Sept YTD $7.8M***
- Includes investments made as we execute diversification strategy
  - ✓ New website, Prepaid Card program launched, Lending platform, etc.

***Includes warehouse lines, and other

26

MODIFYING THE RISK MANAGEMENT APPROACH 27  More Frequent Securitization  Reducing time in between deals to try to reduce investors spreads  Outside forces such as Greece crisis, speculations of Feds increasing rate will always have an impact  Hedging swap rates  Goal is to reduce volatility from swap rate changes  Increase Purchase yield  Maximizing pricing in a competitive marketplace  Diversifying investor base

28 RISK MANAGEMENT PROGRAM Hedging strategy is designed to partially offset swap rate exposure Swap Rates Investor Spread Hedged Swap Exposure Unhedged Portion Example of Securitization  Programs Investor Spread and Swap Rates  Securitization four times a year instead of three; which means less impact from investor spreads  Market Interest Rate Risk  Hedge Swap from funding to securitization  Complements Home Lending hedging program

EXHIBITS TO THE PRESENTATION

Q1 2014 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q1 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Interest Income on Retained Interest	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Q1 2014 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q1 2014 EBITDA
REVENUES												
Interest income	$ 47,822	$ (43,303)	$ 4,969	-	-	-	$ (603)	$ 8,885	$ -	$ -	$ -	$ 8,885
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	87,311	(34,891)	-	-	-	-		52,420	-	-	-	52,420
Loss on swap terminations, net	(574)	-	-	-	-	-		(574)	-	-	-	(574)
Servicing, broker, and other fees	1,142	1,258	-	-	-	-		2,400	-	-	-	2,400
Realized and unrealized gains on marketable securities, net	889	-	-	-	-	-	(889)	-	-	-	-	-
Other	-	-	-	-	-	-		-	-	-	-	-
Total revenues	**$ 136,590**	**$ (76,936)**	**$ 4,969**	**$ -**	**$ -**	**$ -**	**$ (1,492)**	**$ 63,131**	**$ -**	**$ -**	**$ -**	**$ 63,131**
EXPENSES												
Advertising	$ 17,493	$ -	-	-	-	$ -	$ -	$ 17,493	$ -	$ -	$ -	$ 17,493
Interest expense	51,230	(37,285)	-	-	-	-	-	13,945	(9,942)	-	-	4,003
Compensation and benefits	9,286	-	-	(502)	-	(27)	-	8,757	-	-	-	8,757
General and administrative	4,470	-	-	-	-	-	-	4,470	-	-	-	4,470
Professional and consulting	3,444	-	-	-	-	(272)	-	3,172	-	-	-	3,172
Debt issuance	3,001	-	-	-	-	-	-	3,001	-	(3,001)	-	-
Securitization debt maintenance	1,557	(1,557)	-	-	-	-	-	-				-
Provision for losses on finance receivables	1,091	-	-	-	-	-	-	1,091	-	-	-	1,091
Depreciation and amortization	1,081	-	-	-	-	-	-	1,081	-	-	(1,081)	-
Installment obligations expense, net	1,492	-	-	-	-	-	(1,492)	-				-
Total expenses	**$ 94,145**	**$ (38,842)**	**$ -**	**$ (502)**	**$ -**	**$ (299)**	**$ (1,492)**	**$ 53,010**	**$ (9,942)**	**$ (3,001)**	**$ (1,081)**	**$ 38,986**
Income before taxes	$ 42,445	$ (38,094)	$ 4,969	$ 502	$ -	$ 299	$ -	$ 10,121	$ 9,942	$ 3,001	$ 1,081	$ 24,145
Provision for income taxes	7,912				(7,912)			-				-
Net income	**$ 34,533**	**$ (38,094)**	**$ 4,969**	**$ 502**	**$ 7,912**	**$ 299**	**$ -**	**$ 10,121**	**$ 9,942**	**$ 3,001**	**$ 1,081**	**$ 24,145**

30

Q2 2014 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q2 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Nonrecurring Items	Q2 2014 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q2 2014 EBITDA
REVENUES													
Interest income	$ 46,638	$ (42,041)	$ 5,001	$ -	$ -	$ -	$ (655)	$6	$ 8,949	$ -	$ -	$ -	$ 8,949
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	70,317	(12,366)	-	-	-	-	-	-	57,951	-	-	-	57,951
Loss on swap terminations, net	-	-	-	-	-	-	-	-	-	-	-	-	-
Servicing, broker and other fees	968	1,242	-	-	-	-	-	-	2,210	-	-	-	2,210
Realized and unrealized gains on marketable securities, net	3,467	-	-	-	-	-	(3,467)	-	-	-	-	-	-
Realized gain on notes receivable, at fair value	2,098	-	-	-	-	-	-	(2,098)	-	-	-	-	-
Total Revenues	**$ 123,488**	**$ (53,165)**	**$ 5,001**	**$ -**	**$ -**	**$ -**	**$ (4,122)**	**$ (2,098)**	**$ 69,110**	**$ -**	**$ -**	**$ -**	**$ 69,110**
EXPENSES													
Advertising	$ 16,432	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,432	$ -	$ -	$ -	$ 16,432
Interest expense	50,700	(36,213)	-	-	-	-	-	-	14,487	(10,021)	-	-	4,466
Compensation and benefits	10,483	-	-	(798)	-	(86)	-	-	9,599	-	-	-	9,599
General and administrative	4,613	-	-	-	-	86	-	-	4,699	-	-	-	4,699
Professional and consulting	5,518	-	-	-	-	(376)	-	(691)	4,451	-	-	-	4,451
Debt issuance	19	-	-	-	-	-	-	-	19	-	(19)	-	-
Securitization debt maintenance	1,564	(1,564)	-	-	-	-	-	-	-	-	-	-	-
Provision for losses on finance receivables	1,127	-	-	-	-	-	-	-	1,127	-	-	-	1,127
Depreciation and amortization	1,121	-	-	-	-	-	-	-	1,121	-	-	(1,121)	-
Installment obligations expense, net	4,122	-	-	-	-	-	(4,122)	-	-	-	-	-	-
Total Expenses	**$ 95,699**	**$ (37,777)**	**$ -**	**$ (798)**	**$ -**	**$ (376)**	**$ (4,122)**	**$ (691)**	**$ 51,935**	**$ (10,021)**	**$ (19)**	**$ (1,121)**	**$ 40,774**
Income before taxes	$ 27,789	$ (15,388)	$ 5,001	$ 798	$ -	$ 376	$ -	$ (1,407)	$ 17,175	$ 10,021	$ 19	$ 1,121	$ 28,336
Provision for income taxes	6,081	-	-	-	(6,081)	-	-	-	-	-	-	-	-
Net Income	**$ 21,708**	**$ (15,388)**	**$ 5,001**	**$ 798**	**$ 6,081**	**$ 376**	**$ -**	**$ (1,401)**	**$ 17,175**	**$ 10,021**	**$ 19**	**$ 1,121**	**$ 28,336**

31

Q3 2014 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q3 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Nonrecurring Items	Q3 2014 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q3 2014 EBITDA
REVENUES													
Interest income	$ 44,644	$ (40,188)	$ 5,168	$ -	$ -	$ -	$ (568)	$ -	$ 9,056	$ -	$ -	$ -	$ 9,056
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	63,731	(12,392)	-	-	-	-	-	-	51,339	-	-	-	51,339
Loss on swap terminations, net	(54)	-	-	-	-	-	-	-	(54)	-	-	-	(54)
Servicing, broker and other fees	1,049	1,323	-	-	-	-	-	-	2,372	-	-	-	2,372
Realized and unrealized losses on marketable securities, net	(2,615)	-	-	-	-	-	2,615	-	-	-	-	-	-
Realized gain on notes receivable, at fair value	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on debt extinguishment	270	-	-	-	-	-	-	-	270	-	-	-	270
Other	(1)	-	-	-	-	-	-	-	(1)	-	-	-	(1)
Total Revenues	**$ 107,024**	**$ (51,257)**	**$ 5,168**	**$ -**	**$ -**	**$ -**	**$ 2,047**		**$ 62,982**	**$ -**	**$ -**	**$ -**	**$ 62,982**
EXPENSES													
Advertising	$ 18,416	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 18,416	$ -	$ -	$ -	$ 18,416
Interest expense	48,813	(34,162)	-	-	-	-	-	-	14,651	(10,109)	-	-	4,542
Compensation and benefits	11,096	-	-	(431)	-	(1,787)	-	-	8,878	-	-	-	8,878
General and administrative	4,858	-	-	-	-	(320)	-	-	4,538	-	-	-	4,538
Professional and consulting	4,520	-	-	-	-	(189)	-	-	4,331	-	-	-	4,331
Debt issuance	2,936	-	-	-	-	-	-	-	2,936	-	(2,936)	-	-
Securitization debt maintenance	1,551	(1,551)	-	-	-	-	-	-	-	-	-	-	-
Provision for losses on finance receivables	1,055	-	-	-	-	-	-	-	1,055	-	-	-	1,055
Depreciation & amortization	961	-	-	-	-	-	-	-	961	-	-	(961)	-
Installment obligations income, net	(2,047)	-	-	-	-	-	2,047	-	-	-	-	-	-
Total Expenses	**$ 92,159**	**$ (35,713)**	**$ -**	**$ (431)**	**$ -**	**$ (2,296)**	**2,047**		**$ 55,766**	**$ (10,109)**	**$ (2,936)**	**$ (961)**	**$ 41,760**
Income before income taxes	$ 14,865	$ (15,544)	$ 5,168	$ 431	$ -	$ 2,296	$ -		$ 7,216	$ 10,109	$ 2,936	$ 961	$ 21,222
Provision for income taxes	2,176	-	-	-	(2,176)	-	-	-	-	-	-	-	-
Net Income	**$ 12,689**	**$ (15,544)**	**$ 5,168**	**$ 431**	**$ 2,176**	**$ 2,296**	**$ -**		**$ 7,216**	**$ 10,109**	**$ 2,936**	**$ 961**	**$ 21,222**

32

Q4 2014 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q4 2014 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of 2014-3 Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Nonrecurring Items	Q4 2014 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q4 2014 EBITDA
REVENUES														
Interest income	$ 47,854	$ (41,356)	$ -	$ 5,177	$ -	$ -	$ -	$ (2,608)	$ -	$ 9,067	$ -	$ -	$ -	$ 9,067
Unrealized gains on VIE and other finance														-
receivables, long-term debt and derivatives	79,343	(25,306)	(1,566)	-	-	-	-	-	-	52,471	-	-	-	52,471
Loss on swap terminations, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Servicing, broker, and other fees	928	1,306	-	-	-	-	-	-	-	2,234	-	-	-	2,234
Realized and unrealized losses on marketable	-	-	-	-	-	-	-	-	-	-	-	-	-	-
securities, net	(853)	-	-	-	-	-	-	853	-	-	-	-	-	-
Realized gain on notes receivable, at fair value	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on debt extinguishment	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	2	-	-	-	-	-	-	-	-	2	-	-	-	2
Total Revenues	**$ 127,274**	**$ (65,356)**	**$ (1,566)**	**$ 5,177**	**$ -**	**$ -**	**$ -**	**$ (1,755)**	**$ -**	**$ 63,774**	**$ -**	**$ -**	**$ -**	**$ 63,774**
EXPENSES														
Advertising	$ 16,148	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,148	$ -	$ -	$ -	$ 16,148
Interest expense	50,055	(35,247)	-	-	-	-	-	-	-	14,808	(10,209)	-	-	4,599
Compensation and benefits	10,243	-	-	-	(653)	-	(62)	-	-	9,528	-	-	-	9,528
General and administrative	4,626	-	-	-	-	-	-	-	(18)	4,608	-	-	-	4,608
Professional and consulting	4,970	-	-	-	-	-	(703)	-	-	4,267	-	-	-	4,267
Debt issuance	2,727	-	-	-	-	-	-	-	-	2,727	-	(2,727)	-	-
Securitization debt maintenance	1,489	(1,489)	-	-	-	-	-	-	-	-	-	-	-	-
Provision for losses on finance receivables	1,533	-	-	-	-	-	-	-	-	1,533	-	-	-	1,533
Depreciation and amortization	1,005	-	-	-	-	-	-	-	-	1,005	-	-	(1,005)	-
Installment obligations income, net	1,755	-	-	-	-	-	-	(1,755)	-	-	-	-	-	-
Loss on disposal/impairment of fixed assets	69	-	-	-	-	-	-	-	-	69	-	-	-	69
Total Expenses	**$ 94,620**	**$ (36,736)**	**$ -**	**$ -**	**$ (653)**	**$ -**	**$ (765)**	**$ (1,755)**	**$ (18)**	**$ 54,693**	**$ (10,209)**	**$ (2,727)**	**$ (1,005)**	**$ 40,752**
Income before income taxes	$ 32,654	$ (28,620)		$ 5,177	$ 653	$ -	$ 765	$ -	$ 18	$ 9,081	$ 10,209	$ 2,727	$ 1,005	$ 23,022
Provision for income taxes	4,971	-	-	-	-	(4,971)	-	-	-	-	-	-	-	-
Net Income	**$ 27,683**	**$ (28,620)**	**$ -**	**$ 5,177**	**$ 653**	**$ 4,971**	**$ 765**	**$ -**	**$ 18**	**$ 9,081**	**$ 10,209**	**$ 2,727**	**$ 1,005**	**$ 23,022**

33

Q1 2015 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q1 2015 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefundings on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Q1 2015 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q1 2015 EBITDA
REVENUES													
Interest income	$ 44,392	$ (39,969)	$ -	$ 5,166	$ -	$ -	$ -	$ (490)	$ 9,099	$ -	$ -	$ -	$ 9,099
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	39,421	9,129	2,272	-	-	-	-	-	50,822	-	-	-	50,822
Loss on swap terminations, net	(275)	-	-	-	-	-	-	-	(275)	-	-	-	(275)
Servicing, broker, and other fees	881	1,315	-	-	-	-	-	-	2,196	-	-	-	2,196
Realized and unrealized losses on marketable securities, net	1,830	-	-	-	-	-	-	(1,830)	-	-	-	-	-
Realized gain on notes receivable, at fair value	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on debt extinguishment	593	-	-	-	-	-	-	-	593	-	-	-	593
Other	(12)	-	-	-	-	-	-	-	(12)	-	-	-	(12)
Total Revenues	$ 86,830	$ (29,525)	$ 2,272	$ 5,166	$ -	$ -	$ -	$ (2,320)	$ 62,423	$ -	$ -	$ -	$ 62,423
EXPENSES													
Advertising	$ 15,840	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 15,840	$ -	$ -	$ -	$ 15,840
Interest expense	48,835	(34,208)	-	-	-	-	-	-	14,627	(9,957)	-	-	4,670
Compensation and benefits	12,798	-	-	-	(410)	-	(2,237)	-	10,151	-	-	-	10,151
General and administrative	4,639	-	-	-	-	-	(3)	-	4,636	-	-	-	4,636
Professional and consulting	4,438	-	-	-	-	-	(594)	-	3,844	-	-	-	3,844
Debt issuance	2,749	-	-	-	-	-	-	-	2,749	-	(2,749)	-	-
Securitization debt maintenance	1,496	(1,496)	-	-	-	-	-	-	-	-	-	-	-
Provision for losses on finance receivables	1,339	-	-	-	-	-	-	-	1,339	-	-	-	1,339
Depreciation and amortization	991	-	-	-	-	-	-	-	991	-	-	(991)	-
Installment obligations expense, net	2,320	-	-	-	-	-	-	(2,320)	-	-	-	-	-
Total Expenses	$ 95,445	$ (35,704)	$ -	$ -	$ (410)	$ -	$ (2,834)	$ (2,320)	$ 54,177	$ (9,957)	$ (2,749)	$ (991)	$ 40,480
Income before income taxes	$ (8,615)	$ 6,179	$ 2,272	$ 5,166	$ 410	$ -	$ 2,834	$ -	$ 8,246	$ 9,957	$ 2,749	$ 991	$ 21,943
Provision for income taxes	(3,155)	-	-	-	-	3,155	-	-	-	-	-	-	-
Net Income	$ (5,460)	$ 6,179	$ 2,272	$ 5,166	$ 410	$ (3,155)	$ 2,834	$ -	$ 8,246	$ 9,957	$ 2,749	$ 991	$ 21,943

34

Q2 2015 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q2 2015 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefundings on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Q2 2015 Adjusted Net Income	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q2 2015 EBITDA
REVENUES													
Interest income	$ 45,568	$ (41,267)	$ -	$ 5,267	$ -	$ -	$ -	$ (667)	$ 8,901	$ -	$ -	$ -	$ 8,901
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	15,581	23,062	(654)	-	-	-	-	-	37,989	-	-	-	37,989
Loss on swap terminations, net	-	-	-	-	-	-	-	-	-	-	-	-	-
Servicing, broker, and other	1,130	1,316	-	-	-	-	-	-	2,446	-	-	-	2,446
Realized and unrealized losses on marketable securities, net	(916)	-	-	-	-	-	-	916	-	-	-	-	-
Realized gain on notes receivable, at fair value	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on debt extinguishment	-	-	-	-	-	-	-	-	-	-	-	-	-
Installment obligations income, net	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Revenues	$ 61,363	$ (16,889)	$ (654)	$ 5,267	$ -	$ -	$ -	$ 249	$ 49,336	$ -	$ -	$ -	$ 49,336
EXPENSES													
Advertising	$ 16,942	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,942	$ -	$ -	$ -	$ 16,942
Interest expense	50,068	(35,679)	-	-	-	-	-	-	14,389	(10,044)	-	-	4,345
Compensation and benefits	9,418	-	-	-	(706)	-	(35)	-	8,677	-	-	-	8,677
General and administrative	4,733	-	-	-	-	-	(10)	-	4,723	-	-	-	4,723
Professional and consulting	4,861	-	-	-	-	-	(685)	-	4,176	-	-	-	4,176
Debt issuance	123	-	-	-	-	-	-	-	123	-	(123)	-	-
Securitization debt maintenance	1,494	(1,494)	-	-	-	-	-	-	-	-	-	-	-
Provision for losses on finance receivables	1,618	-	-	-	-	-	-	-	1,618	-	-	-	1,618
Depreciation and amortization	1,004	-	-	-	-	-	-	-	1,004	-	-	(1,004)	-
Installment obligations expense, net	(249)	-	-	-	-	-	-	249	-	-	-	-	-
Total Expenses	$ 90,012	$ (37,173)	$ -	$ -	$ (706)	$ -	$ (730)	$ 249	$ 51,652	$ (10,044)	$ (123)	$ (1,004)	$ 40,481
Income before income taxes	$ (28,649)	20,284	(654)	5,267	706	-	730	-	(2,316)	10,044	123	1,004	8,855
Provision for income taxes	(2,016)	-		-	-	2,016	-	-	-	-	-	-	-
Net Income	$ (26,633)	$ 20,284	$ (654)	$ 5,267	$ 706	$ (2,016)	$ 730	$ -	$ (2,316)	$ 10,044	$ 123	$ 1,004	$ 8,855

35

Q3 2015 QTD Results

The J. G. Wentworth Company
Reconciliation of Net Income to Adjusted Net Income and EBITDA – UNAUDITED

	Q3 2015 GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefundings on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance and M&A Expenses	Impairment Charges	Reclassification Associated with Installment Obligation Payable	Other Nonrecurring Items	Q3 2015 Adjusted Results	Interest Expense Adjustment	Debt Issuance Adjustment	Depreciation & Amortization Adjustment	Q3 2015 EBITDA
REVENUES															
Interest income	$50,170	$ (45,823)	$0	$5,436	$0	$0	$0	$0	$ (499)	$0	$9,284	$0	$0	$0	$9,284
Unrealized gains on VIE and other finance receivables, long-term debt and derivatives	7,556	35,063	(24)	-	-	-	-	-	-	-	42,595	-	-	-	42,595
Servicing, broker, and other Fees, net of direct costs	2,144	1,336	-	-	-	-	-	-	-	-	3,480	-	-	-	3,480
Other	(3)	-	-	-	-	-	-	-	-	-	(3)	-	-	-	(3)
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	8,946	-	-	-	-	-	-	-	-	-	8,946	-	-	-	8,946
Changes in mortgage servicing rights, net	548	-	-	-	-	-	-	-	-	-	548	-	-	-	548
Loan origination fees	1,032	-	-	-	-	-	-	-	-	-	1,032	-	-	-	1,032
Realized and unrealized losses on marketable securities, net	(6,871)	-	-	-	-	-	-	-	6,871	-	-	-	-	-	-
Total Revenues	$63,522	$ (9,424)	$ (24)	$5,436	$0	$0	$0	$0	$6,372	$0	$65,882	$0	$0	$0	$65,882
EXPENSES															
Advertising	$16,946	-	-	-	-	-	-	-	-	-	16,946	$ -	$ -	-	$ 16,946
Interest expense	55,606	(40,036)	-	-	-	-	-	-	-	-	15,570	(10,192)	-	-	5,378
Compensation and benefits	14,210	-	-	-	(273)	-	-	-	-	-	13,937	-	-	-	13,937
General and administrative	5,307	-	-	-	-	-	(5)	-	-	-	5,302	-	-	-	5,302
Professional and consulting	6,542	-	-	-	-	-	(1,659)	-	-	(792)	4,091	-	-	-	4,091
Debt issuance	2,220	-	-	-	-	-	-	-	-	-	2,220	-	(2,220)	-	-
Securitization debt maintenance	1,463	(1,464)	-	-	-	-	-	-	-	-	(1)	-	-	-	(1)
Provision for losses on finance receivables	1,653	-	-	-	-	-	-	-	-	-	1,653	-	-	-	1,653
Depreciation and amortization	966	-	-	-	-	-	-	-	-	-	966	-	-	(966)	-
Impairment charges	29,860	-	-	-	-	-	-	(29,860)	-	-	-	-	-	-	-
Installment obligations income, net	(6,372)	-	-	-	-	-	-	-	6,372	-	-	-	-	-	-
Total Expenses	$128,401	$ (41,500)	$ -	$ -	$ (273)	$ -	$ (1,664)	$ (29,860)	$ 6,372	$ (792)	$ 60,684	$ (10,192)	$ (2,220)	$ (966)	$47,306
Income before taxes	(64,879)	32,076	(24)	5,436	273	-	1,664	29,860	-	792	5,198	10,192	2,220	966	18,576
Benefit for income taxes	(7,252)	-	-	-	-	7,252	-	-	-	-	-	-	-	-	-
Net Loss	$ (57,627)	$ 32,076	$ (24)	$ 5,436	$ 273	$ (7,252)	$ 1,664	$ 29,860	$ -	$ 792	$ 5,198	$10,192	$2,220	$966	$18,576

36